Exhibit 99.1

                             JOINT FILING AGREEMENT



     The undersigned hereby agree that the Statement on the Schedule 13D filed herewith (and any amendments thereto), relating to the Common Shares, par value 1 and 2/3 Philippine Pesos per share, of PSi Technologies Holdings, Inc. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

January 5, 2007

MERRILL LYNCH GLOBAL EMERGING                   MERRILL LUNCH & CO., INC.
MARKETS PARTNERS, LLC
                                                By:  /s/Frank J. Marinaro
By:  Merrill Lynch Global Emerging                   --------------------
       Partners, L.P.,                               Name:  Frank J. Marinaro
       as its Managing Member                        Title:  Authorized Person*

By:  Merrill Lynch Global Capital L.L.C.,       MERRILL LYNCH GROUP, INC.
       as its General Partner
                                                By:  /s/ Frank J. Marinaro
By:  Merrill Lynch Global Partners, Inc.,            ---------------------
       as its Managing Member                        Name:  Frank J. Marinaro
                                                     Title:  Authorized Person*
By:  /s/ Frank J. Marinaro
     ---------------------                      ML IBK POSITIONS, INC.
     Name:  Frank J. Marinaro
     Title:  Vice President and Secretary       By:  /s/ Frank J. Marinaro
                                                     ---------------------
                                                     Name:  Frank J. Marinaro
                                                     Title:  Vice President and
                                                             Secretary

MERRILL LYNCH GLOBAL EMERGING                   MERRILL LYNCH GLOBAL
MARKETS PARTNERS II, LLC                        PARTNERS, INC.

By:  Merrill Lynch Global Emerging              By:  /s/ Frank J. Marinaro
       Partners, L.P.,                               ---------------------
       as its Managing Member                        Name:  Frank J. Marinaro
                                                     Title:  Vice President and
By:  Merrill Lynch Global Capital L.L.C.,                    Secretary
       as its General Partner
                                                MERRILL LYNCH GLOBAL
By:  Merrill Lynch Global Partners, Inc.,       CAPITAL, L.L.C.
       as its Managing Member
                                                By:  Merrill Lynch Global
By:  /s/ Frank J. Marinaro                           Partners, Inc.
     ---------------------                             Its Managing Member
     Name:  Frank J. Marinaro
     Title:  Vice President and                 By: /s/ Frank J. Marinaro
             Secretary                              ---------------------
                                                    Name:  Frank J. Marinaro
                                                    Title:  Vice President and
                                                            Secretary

MERRILL LYNCH GLOBAL
EMERGING MARKETS PARTNERS, L.P.

By:  Merrill Lynch Global Capital, L.L.C.
       Its General Partner

By:  Merrill Lynch Global Partners, Inc.
       Its Managing Member

By:  /s/ Frank J. Marinaro
     ---------------------
     Name:  Frank J. Marinaro
     Title:  Vice President and
             Secretary